EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS





     We consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 33- 44547 and No. 33-82782) of Osteotech, Inc. of our report dated February 21, 1997 appearing on F-2 of this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-2 of this Form 10-K.




                                                        COOPERS & LYBRAND L.L.P.







     Princeton, New Jersey
     March 26, 1997





























                                       E-67


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